Munder Integrity Small/Mid-Cap Value Fund
Summary Dated October 26, 2012

CLASS A SHARES (MAISX)	CLASS Y SHARES (MYISX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.munderfunds.com/prospectus.  You can also get this information free by calling 1-800-468-6337 or by sending an e-mail to fundcontact@munder.com.  The Fund’s Prospectus and Statement of Additional Information, each dated October 26, 2012, as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to achieve capital appreciation.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 8 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class Y Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	133.79%	141.61%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	134.94%	142.51%
Fee Waivers and/or Expense Reimbursements(c)	-133.44%	-141.26%
Total Net Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements(c)	1.50%	1.25%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) Pursuant to an Expense Limitation Agreement, MCM (as defined below) has agreed contractually through at least October 31, 2013  to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.50% for Class A shares and 1.25% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level.  In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares		Class Y Shares
1 Year	$694		$127
3 Years	$10,475	*	$10,502	*
5 Years	$10,475	*	$10,502	*
10 Years	$10,475	*	$10,502	*

You would pay the following expenses if you did not redeem your shares:

	Class A Shares		Class Y Shares
1 Year	$694		$127
3 Years	$10,475	*	$10,502	*
5 Years	$10,475	*	$10,502	*
10 Years	$10,475	*	$10,502	*

* Based on the Fund’s current asset level and the expiration of the current written Expense Limitation Agreement on October 31, 2013, the amount of the Fund’s expenses would exceed the value of the initial $10,000 investment in the second year.

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio

PRINCIPAL INVESTMENT STRATEGIES

The sub-advisor pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small- to mid-capitalization companies.  This investment strategy may not be changed without 60 days’ prior notice to shareholders.  For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.  Small- to mid-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2500TM Index ($30 million to $8.4 billion as of September 28, 2012).  The Fund may, however, also invest (i) in equity securities of smaller or larger companies and (ii) up to 25% of its assets in foreign securities.

When selecting securities to invest in, the sub-advisor seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects.  The sub-advisor chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment.  The sub-advisor finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The sub-advisor regularly reviews the Fund’s investments and will sell securities when the sub-advisor believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

From time to time, the sub-advisor may use exchange-traded funds (ETFs) to manage cash.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The sub-advisor’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the small- to mid-capitalization value sector of the U.S. stock market.

Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Smaller Company Stock Risk

Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of smaller or medium-sized companies tend to be more volatile than those of larger companies and smaller or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects.  Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Foreign Securities Risk

Foreign securities, particularly those from emerging markets countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

Sector Focus Risk

The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, but will not invest 25% or more of its assets in any one industry. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector or industry. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in companies in the financials sector, particularly those within the real estate investment trust (REIT) industry. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates. Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

PERFORMANCE

The Fund commenced operations on July 1, 2011. Performance history will be available for the Fund after it has been in operation for a full calendar year.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. Integrity Asset Management, LLC (Integrity) is the sub-advisor of the Fund.  The following individuals make up the Fund’s portfolio management team:

•                  Daniel G. Bandi, CFA, Chief Investment Officer and Principal of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

•                  Daniel J. DeMonica, CFA, Senior Portfolio Manager and Principal of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

•                  Adam I. Friedman, Senior Portfolio Manager and Principal of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

•                  Joe A. Gilbert, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

•                  J. Bryan Tinsley, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements.  The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A Shares	Class Y Shares

$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts

$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Shares of the Fund are redeemable.  You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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